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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-06565

Tekla Life Sciences Investors
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

Laura Woodward, Chief Compliance Officer and Vice President of Fund Administration 100 Federal Street, 19th Floor, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2021 to September 30, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

TEKLA LIFE SCIENCES INVESTORS

Annual Report

  2  0  2  2

TEKLA LIFE SCIENCES INVESTORS

Distribution policy: The Fund has implemented a managed distribution policy (the Policy) that provides for quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in the Fund's notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that tells you how to report distributions for federal income tax purposes.

You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

Consider these risks before investing: As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund's shares will fluctuate with the market generally and market sectors in particular. You could lose money over short or long periods of time. Political and economic news can influence market-wide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of healthcare companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

TEKLA LIFE SCIENCES INVESTORS

Dear Shareholders,

We are in an unusual economic moment during which stock market performance is being driven in large part by macroeconomics. On the one hand we have low unemployment while, on the other hand, we are seeing multi-decade high inflation and appear to be moving toward a low growth economy. This situation has put the U.S. Federal Reserve, which has a dual mandate to pursue maximum employment and price stability, in a position where it believes that it must aggressively increase rates and otherwise engage in quantitative tightening to hopefully quell inflation. Typically, times of increasing interest rates are associated with reduced spending, investment and, frequently, stock market retracement while times of low unemployment are traditionally associated with increased spending, investment and, frequently, stock market advancement. We believe this dichotomous situation has led to volatility and recently to a downward trajectory in the stock market.

Given these dynamics, we would argue that it would be beneficial to invest in a sector that can perform well in both defensive (e.g. rising interest rate) environments and in growth centric (i.e., decreasing interest rate and high employment) environments. Healthcare can be such a sector. It is large, containing almost 1,500 individual public companies in the U.S. alone and, we estimate, a similar number of private U.S. companies. On a global basis, Bloomberg reports there are more than 4,000 global public healthcare companies. As such there are always individual names that, based on fundamentals, are poised to perform well (or poorly). The sector is also diverse and is comprised of multiple subsectors, some of which can perform well in defensive markets and others that can perform well in permissive markets.

As noted, healthcare is large, and it is also growing. According to the U.S. Centers for Medicare and Medicaid Services (CMS), national health expenditure reached $4.1 trillion in 2020. This accounts for spending of $12,350 per person and accounted for 19.7% of U.S. Gross Domestic Product (GDP). According to CMS, such spending is expected to grow by 5.4% per year, 1.1% faster than overall GDP, and reach $6.2 trillion by 2028.

Sector diversity is also impressive. We break down the sector into individual subsectors such as pharmaceuticals, biotechnology, medical devices, life science tools, managed care, healthcare facilities, healthcare services, healthcare supplies, healthcare distributors, healthcare REITs and healthcare technology. In our experience, almost all economic environments provide an opportunity for the right companies in one or more sectors to thrive. The following are several examples of the kinds of relationships we often see, though many other fundamental and market factors can have an impact on our analysis, investment decisions and portfolio construction.

Pharmaceuticals These companies tend to be large, well-managed, well-capitalized, multi-product companies that pay attractive dividends. In our experience, such entities tend to be defensive and perform best, on a relative basis, in flat, down or risk-off markets typified by rising rates or slowing growth.

Biotechnology Large biotech companies tend to perform similarly to pharmaceuticals though they can be a bit more volatile and may pay lower dividends. In our experience, during bull markets, large biotech companies can outperform pharmaceuticals. By contrast, Small- and Mid-sized (SMID) "biotechs" can perform well during bull markets. Conversely, SMID biotechs can underperform in risk-off bear markets, including during periods when rates are rising.

Medical Devices In our experience, "Medtech" company performance varies, particularly in the COVID-19 era. Traditionally, these companies, which typically sell therapeutic medical implant or function-assisting products, perform well in periods of increased utilization. This can occur when the economy is growing and/or when rates are low or decreasing.

Life Science Tools In our experience, this group often does well when global growth is thought to be accelerating. In recent years, performance of the group has been impacted by perceptions of Chinese growth rates.

Managed Care and Healthcare Facilities Performance of these groups is often inversely linked, in our experience. In general, healthcare facilities (e.g., hospitals) which perform medical procedures perform well when medical procedure growth is positive. Procedure growth tends to be positive when rates are declining and employment is high and/or growing. Managed care (e.g., HMOs), which pay for such procedures, do less well during such times.

Healthcare Distributors In our experience this group typically exhibits strong free cash flow growth and is often thought of as being a defensive investment option. In recent years, the distributor group has benefitted from the advent and growth of biosimilar drugs, which it typically distributes.

Healthcare REITs This group borrows liberally to fund capital acquisition and, as such, is highly interest rate dependent. Healthcare REITs tend to perform well in decreasing or low-rate environments.

Healthcare Technology Healthcare Technology companies have traditionally focused on system sales to hospitals and other providers. In recent years, the group has diversified into providing more broad value-based core services. In our experience, the group can perform well in periods of high growth.

References: www.cms.gov/Research-Statistics-Data-and-Systems/Statistics-Trends-and-Reports/NationalHealthExpendData/NHE-Fact-Sheet

Be well,

Daniel R. Omstead
President and Portfolio Manager

Fund Essentials

Objective of the Fund

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of Life Sciences companies.

Description of the Fund

Tekla Life Sciences Investors ("HQL") is a non-diversified closed-end healthcare fund traded on the New York Stock Exchange under the ticker HQL. HQL primarily invests in the life sciences industries and will emphasize the smaller, emerging companies with a maximum of 40% of the Fund's assets in restricted securities of both public and private companies.

Investment Philosophy

Tekla Capital Management LLC, the Investment Adviser to the Fund, believes that:

•  Aging demographics and adoption of new medical products and services can provide long-term tailwinds for healthcare companies

•  Late stage biotechnology product pipeline could lead to significant increases in biotechnology sales

•  Robust M&A activity in healthcare may create additional investment opportunities

Fund Overview and Characteristics as of 9/30/22

Market Price[1]	$13.66
NAV[2]	$15.49
Premium/(Discount)	-11.81%
Average 30 Day Volume	73,595
Net Assets	$397,902,357
Ticker	HQL
NAV Ticker	XHQLX
Commencement of Operations Date	5/8/92
Fiscal Year to Date Distributions Per Share	$1.47

1 The closing price at which the Fund's shares were traded on the exchange.

2 Per-share dollar value of the Fund, calculated by dividing the total value of all the securities in its portfolio, plus any other assets and less liabilities, by the number of Fund shares outstanding.

Holdings of the Fund (Data is based on net assets)

Asset Allocation as of 9/30/22

Sector Diversification as of 9/30/22

This data is subject to change on a daily basis.

Largest Holdings by Issuer

(Excludes Short-Term Investments)

As of September 30, 2022

Issuer – Sector	% of Net Assets
Gilead Sciences, Inc. – Biotechnology	8.0%
Amgen, Inc. – Biotechnology	7.5%
Vertex Pharmaceuticals, Inc. – Biotechnology	7.0%
Regeneron Pharmaceuticals, Inc. – Biotechnology	4.7%
Illumina, Inc. – Life Sciences Tools & Services	4.0%
AstraZeneca plc – Pharmaceuticals	3.7%
Moderna, Inc. – Biotechnology	2.9%
Horizon Therapeutics plc – Pharmaceuticals	2.8%
Biogen, Inc. – Biotechnology	2.6%
Alnylam Pharmaceuticals, Inc. – Biotechnology	2.6%
SPDR S&P Biotech ETF – Exchange Traded Fund	1.8%
BioMarin Pharmaceutical, Inc. – Biotechnology	1.7%
argenx SE – Biotechnology	1.6%
United Therapeutics Corp. – Biotechnology	1.4%
Sarepta Therapeutics, Inc. – Biotechnology	1.4%
Rallybio Corp. – Biotechnology	1.4%
Apellis Pharmaceuticals, Inc. – Biotechnology	1.4%
Hotspot Therapeutics, Inc. – Biotechnology	1.3%
BioNTech SE – Biotechnology	1.3%
Seagen, Inc. – Biotechnology	1.2%

Fund Performance

HQL is a closed-end fund which invests predominantly in life science companies. Subject to regular consideration, the Trustees of HQL have instituted a policy of making quarterly distributions to shareholders. The Fund seeks to make such distributions in the form of long-term capital gains.

The Fund considers investments in companies of all sizes and in all life science subsectors, including but not limited to, biotechnology, pharmaceuticals, healthcare equipment, healthcare supplies, life science tools and services, healthcare distributors, managed healthcare, healthcare technology, and healthcare facilities. The Fund emphasizes innovation, investing both in public and pre-public venture companies. The Fund considers its venture investments to be a differentiating characteristic. Among the various healthcare subsectors, HQL has considered the biotechnology subsector, including both pre-public and public companies, to be a key contributor to the healthcare sector. The Fund holds biotech assets, including both public and pre-public, often representing 65-80% of net assets.

There is no commonly published index which matches the investment strategy of HQL. The S&P Composite 1500® Health Care Index* (S15HLTH) consists of approximately 180 companies representing most or all of the healthcare subsectors in which HQL typically invests; biotechnology often represents 15-20% of this index. By contrast, the NASDAQ Biotechnology Index®* (NBI), which contains over 350 constituents, is much more narrowly constructed. The vast majority of this index is comprised of biotechnology, pharmaceutical and life science tools companies. In recent years, biotechnology has often represented 72-82% of the NBI. Neither the S15HLTH nor NBI indices contain any material amount of pre-public company assets.

Given the circumstances, we present both NAV and stock returns for the Fund in comparison to several commonly published indices. One index, the S&P 500® Index* (SPX), is a commonly considered broad based index; this index is comprised of companies in many areas of the economy, including, but not limited to healthcare. As described above, the NBI is a healthcare index mostly focused in three healthcare sectors with an uniquely high level of biotechnology comparison. The S15HLTH contains a wider representation of healthcare subsectors, but typically contains a much lower biotechnology composition.

HQL generally invests in a combination of large-cap growth-oriented and earlier stage innovative healthcare companies with a focus on the biotechnology sector. Generally, HQL targets biotechnology exposure below that of the NBI and a higher biotechnology exposure than that of the S15HLTH. We note that in recent periods, biotechnology has been a significant contributor to returns (both positive and negative) associated with those indices. We believe this sector continues to have significant potential for growth in the future.

Fund Performance for the Period Ended September 30, 2022

Period	HQL NAV	HQL MKT	NBI	S15HLTH	SPX
6 month	-6.19	-13.43	-9.14	-11.23	-20.21
1 year	-19.88	-27.97	-25.24	-4.91	-15.50
5 year	2.18	-0.24	2.17	10.06	9.22
10 year	9.11	7.99	10.29	13.75	11.69

Change in the value of a $10,000 investment

Cumulative total return from 9/30/2012 to 9/30/2022

All performance over one-year has been annualized. Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns. Until the DRIP price is available from the Plan Agent, the market price returns reflect the reinvestment at the closing market price on the last business day of the month. Once the DRIP is available around mid-month, the market price returns are updated to reflect reinvestment at the DRIP price. The graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the sale of fund shares.

Risk Adjusted NASDAQ Biotechnology Index® computed by Tekla using Bloomberg data for the NBI and applying the fund's computed 0.90 beta to NBI performance to reflect the fund's lower historical risk

Portfolio Management Commentary

Fund and Benchmark Performance and Other Influencing Factors

For the 12-month period ending September 30, 2022, the Fund net asset value was down 19.9% and market value down 28.0%, including reinvestment of dividends and distributions. Over the same period, the NBI was down 25.2% and the S15HLTH was down 4.9%, including reinvestment of dividends.

The largest positive contribution to Fund relative performance was company stock selection and an underweight allocation to small and midcap biotechnology stocks. Two Fund overweight positions in the period that contributed positively to performance were Seagen, Inc. (SGEN) and Arena Pharmaceuticals, Inc. (ARNA). Both companies' stock price appreciated amid acquisition talks with large pharmaceutical companies, with Arena being acquired by Pfizer, Inc. While Merck & Co., Inc. has yet to purchase Seagen, Inc. despite reported discussions between the two, the Fund added relative performance from an overweight SGEN position. Small and midcap biotechnology stocks suffered greater losses in the period than large companies and the Fund benefitted by underweighting these more volatile names. A large contribution to Fund performance came from a correct bet against Moderna, Inc. (MRNA) stock. Believing that the Company's valuation would fall once covid vaccination sales estimates declined, the Fund hedged its Moderna stock position buying put options expiring January 2022, giving the Fund the right to sell MRNA stock at $380 and $400. At expiration Moderna stock closed at $160.07, well below the put option strike price and the Fund gained performance from this effectively underweight position.

The largest negative contribution to Fund relative performance was company stock selection and an underweight allocation to pharmaceuticals. In a large negative performance period for smaller biotechnology and growth stocks, large pharmaceutical companies outperformed by declining less The Fund was underweight pharmaceuticals and this detracted from relative performance. In terms of stock selection, the largest negative contributors to Fund performance were due to underweight positions in selected large cap companies that outperformed. Fund underweight positions in the period that contributed negatively to relative performance included Amgen, Inc. (AMGN), up 10%, and Regeneron Pharmaceuticals, Inc. (REGN), up 14%.

Portfolio Highlights as of September 30, 2022

Among other investments, Tekla Life Sciences Investors' performance benefitted in the past year by the following:

Moderna, Inc. (MRNA) is a vaccine company based on a new therapeutic modality, messenger RNA. The Company has multiple development programs in the clinic but is most well-known for its commercially successful vaccine candidate targeting the COVID-19 virus. At its peak in summer 2021, Moderna had a market capitalization of nearly $200 billion with roughly $20 billion in COVID-19 vaccines sales expected for 2021 and 2022. While the future path of the COVID-19 pandemic is uncertain, we decided the valuation for Moderna reflected too much optimism on the recurring nature of the booster vaccine business in the next decade. The Fund was underweight MRNA, yielding benchmark relative performance in the period as its stock price declined sharply in accordance with diminished expectations for vaccine sales.

Seagen, Inc. (SGEN) is the leading biotechnology company in developing Antibody Drug Conjugates (ADCs) with four approved products in oncology. The company is rapidly growing drug sales across its product portfolio and has historically attracted M&A interest given its strategic value. In the middle of 2022, Merck & Co., Inc. was rumored to have interest in buying the company, causing SGEN stock to appreciate over 20% in a few days. The Funds realized a significant gain at these levels and although a deal with Merck never materialized, Seagen remains strategically important to various large pharmaceutical companies.

Karuna Therapeutics, Inc. (KRTX) is a mid-cap neuroscience company developing KarXT (a combination of xanomeline and trospium) for the treatment of schizophrenia and Alzheimer's disease psychosis. In August 2022, the company reported strong data from its first phase 3 study in schizophrenia. The study results we believe set up a likely approval for this agent, which acts through a novel mechanism of action compared to all other currently available antipsychotics. The Fund was overweight KRTX, which rose over 50% on the positive trial results.

Among other examples, Tekla Life Sciences Investors' performance was negatively impacted by the following investments:

Amgen, Inc. (AMGN) is a large-cap biotechnology with a diversified product portfolio spanning multiple indications and modalities. We thought the company faced several headwinds due to price erosion, lack of pipeline breadth and depth, and poor drug launches, specifically Lumakras. We believe the deteriorating macroeconomic environment in 2022 led to generalist investor interest in value and high yield stocks causing Amgen to outperform its peers while the Fund was underweight.

AstraZeneca plc (AZN) is a large multinational pharmaceutical company with geographic sales exposure across developed and emerging markets and a strong growth profile relative to most of its large-cap peers. The Company reported strong data from several key trials over the past year, most notably with Enhertu in breast cancer, causing the stock to perform well while the Fund was underweight.

Regeneron Pharmaceuticals, Inc. (REGN) is a leading, large biotechnology company developing novel antibody-based therapies across various indications. Regeneron's leading product is Eylea, an anti-VEGF antibody, for the treatment of macular degeneration, macular edema, and diabetic retinopathy. Of note, Eylea's patents will likely expire in the next 1-2 years and face significant biosimilar competition. Because the Eylea franchise is a key driver behind Regeneron's stock performance, we believed the stock would face significant downward pressure. However, a re-formulation of Eylea in higher concentration, named "High Dose Eylea" showed unexpectedly positive results in treating patients at longer durations while the Fund was underweight. This next generation product may protect some or even the majority of the Eylea franchise from competition.

Distributions

The Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but would make return of capital distributions if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. During the last fiscal year, the Fund made quarterly distributions totaling $1.4700 per share, which were characterized as $0.0337 per share of net investment income and $1.4363 per share of net realized long-term capital gains. Final determination of the tax character of the distributions paid by the Fund in 2022 will be reported to shareholders in January 2023.

Distributions of return of capital decrease the Fund's total assets and total assets per share and, therefore, could have the effect of increasing the Fund's expense ratio. In general, the policy of making quarterly distributions at a fixed rate does not affect the Fund's investment strategy. However, in order to make these distributions, the Fund might need to sell portfolio securities at a less than opportune time.

*The trademarks NASDAQ Biotechnology Index®, S&P Composite 1500® Health Care Index, SPDR® S&P® Biotech ETF and S&P 500® Index referenced in this report are the property of their respective owners. These trademarks are not owned by or associated with the Fund or its service providers, including Tekla Capital Management LLC.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2022

SHARES	CONVERTIBLE PREFERREDS (Restricted) (a) (b) - 8.1% of Net Assets	VALUE
	Biotechnology - 4.9%
140,000	Amphivena Therapeutics, Inc. Series B	$14
225,416	Amphivena Therapeutics, Inc. Series C, 6.00%	22
38,624	Arbor Biotechnologies, Series B, 8.00%	640,000
1,008,829	Arkuda Therapeutics, Inc. Series A, 6.00%	1,783,811
208,939	Arkuda Therapeutics, Inc. Series B, 6.00%	369,446
265,129	Dynacure Series C (c)	754,834
1,291,668	Hotspot Therapeutics, Inc. Series B, 6.00%	4,186,167
284,119	HotSpot Therapeutics, Inc. Series C, 6.00%	920,801
480,000	ImmuneID, Inc. Series A, 8.00%	960,000
3,229,167	Invetx, Inc. Series A, 8.00%	2,163,865
1,387,853	Invetx, Inc. Series B, 8.00%	930,000
117,704	Oculis SA, Series B2, 6.00% (c)	1,252,371
31,974	Oculis SA, Series C, 6.00% (c)	340,203
248,630	Parthenon Therapeutics, Inc. Series A	984,615
152,534	Priothera Ltd. Series A, 6.00% (c)	1,494,910
731,121	Quell Therapeutics, Series B (c)	1,381,819
138,630	ReCode Therapeutics, Series B, 5.00%	1,279,998
		19,442,876
	Health Care Equipment & Supplies - 0.3%
421,634	IO Light Holdings, Inc. Series A2	1,423,015
	Pharmaceuticals - 2.9%
290,187	Aristea Therapeutics, Inc. Series B, 8.00%	1,600,004
609,524	Biotheryx, Inc. Series E, 8.00%	3,200,001
7,520,456	Curasen Therapeutics, Inc. Series A	3,606,059
296,855	Endeavor Biomedicines, Inc. Series B, 8.00%	1,399,998
1,305,163	HiberCell, Inc. Series B	1,599,999
		11,406,061
	TOTAL CONVERTIBLE PREFERREDS (Cost $35,854,699)	32,271,952
PRINCIPAL AMOUNT	CONVERTIBLE NOTES (Restricted) (a) (b) - 0.0% of Net Assets
	Biotechnology - 0.0%
$129,996	Amphivena Therapeutics, Inc., 8.00%, due 10/25/22	0
	TOTAL CONVERTIBLE NOTES (Cost $129,996)	0

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2022

(continued)

SHARES	COMMON STOCKS - 84.5% of Net Assets	VALUE
	Biotechnology - 67.3%
72,225	ACADIA Pharmaceuticals, Inc. (a)	$1,181,601
40,329	Adicet Bio, Inc. (a)	573,478
208,624	Affimed N.V. (a) (c)	429,765
135,706	Alkermes plc (a)	3,030,315
50,776	Alnylam Pharmaceuticals, Inc. (a)	10,163,324
66,211	ALX Oncology Holdings, Inc. (a)	633,639
133,269	Amgen, Inc.	30,038,833
80,538	Apellis Pharmaceuticals, Inc. (a)	5,500,745
32,461	ARCA biopharma, Inc. (a)	66,870
62,005	Arcutis Biotherapeutics, Inc. (a)	1,184,916
257,406	ardelyx, Inc. (a)	306,313
17,743	Argenx SE ADR (a)	6,264,166
68,938	Arrowhead Pharmaceuticals, Inc. (a)	2,278,401
24,385	Ascendis Pharma A/S ADR (a)	2,517,995
64,618	Avidity Biosciences, Inc. (a)	1,055,212
15,817	Beam Therapeutics, Inc. (a)	753,522
16,838	BeiGene Ltd. ADR (a)	2,270,099
6,000	Bellicum Pharmaceuticals, Inc. (a)	7,200
88,676	Bicycle Therapeutics plc ADR (a) (c)	2,062,604
212,535	BioCryst Pharmaceuticals, Inc. (a)	2,677,941
39,354	Biogen, Inc. (a)	10,507,518
15,543	Biohaven Pharmaceutical Holding Co., Ltd. (a)	2,349,635
79,793	BioMarin Pharmaceutical, Inc. (a)	6,764,053
37,462	BioNTech SE ADR	5,052,875
41,586	Black Diamond Therapeutics, Inc. (a) (d)	70,280
181,487	Caribou Biosciences, Inc. (a) (d)	1,914,688
74,161	Cerevel Therapeutics Holdings, Inc. (a)	2,095,790
26,489	ChemoCentryx, Inc. (a)	1,368,422
154,310	Corbus Pharmaceuticals Holdings, Inc. (a)	25,461
55,080	CRISPR Therapeutics AG (a) (c)	3,599,478
75,139	Cytokinetics, Inc. (a)	3,640,485
78,828	Denali Therapeutics, Inc. (a)	2,419,231
122,022	Design Therapeutics, Inc. (a)	2,040,208
6,511	Fusion Pharmaceuticals, Inc. (a) (c)	19,598
3,256	Fusion Pharmaceuticals, Inc. (Restricted) (a) (b) (c)	8,821
223,377	G1 Therapeutics, Inc. (a) (d)	2,789,979
125,773	Galera Therapeutics, Inc. (a)	218,845
513,799	Gilead Sciences, Inc.	31,696,260
259,910	Harpoon Therapeutics, Inc. (a)	252,139
26,109	I-Mab ADR (a)	104,697
133,185	Ideaya Biosciences, Inc. (a)	1,987,120
50,605	Intellia Therapeutics, Inc. (a)	2,831,856

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2022

(continued)

SHARES	Biotechnology - continued	VALUE
18,630	Intercept Pharmaceuticals, Inc. (a)	$259,889
31,341	Ionis Pharmaceuticals, Inc. (a)	1,386,212
8,059	Karuna Therapeutics, Inc. (a)	1,812,711
487,283	Mereo Biopharma Group plc ADR (a)	419,599
169,207	Merus N.V. (a) (c)	3,389,216
96,834	Moderna, Inc. (a)	11,450,620
94,200	MoonLake Immunotherapeutics AG Class A (a)	749,832
44,625	Morphic Holding, Inc. (a)	1,262,888
21,400	Natera, Inc. (a)	937,748
42,992	Neurocrine Biosciences, Inc. (a)	4,566,180
1,273	NexGel, Inc. (a)	1,922
28,988	Nkarta, Inc. (a)	381,482
26,612	Novavax, Inc. (a)	484,338
23,594	Praxis Precision Medicines, Inc. (a)	53,558
69,727	Precision BioSciences, Inc. (a)	90,645
31,505	Prometheus Biosciences, Inc. (a)	1,859,110
122,271	Protagonist Therapeutics, Inc. (a)	1,030,745
226,657	Pyxis Oncology, Inc. (a)	446,514
380,404	Rallybio Corp. (a) (d)	5,504,446
27,333	Regeneron Pharmaceuticals, Inc. (a)	18,828,884
29,150	Repare Therapeutics, Inc. (a) (c) (d)	353,590
50,076	Sarepta Therapeutics, Inc. (a)	5,535,401
40,716	Scholar Rock Holding Corp. (a)	282,162
36,089	Seagen, Inc. (a)	4,938,058
48,275	Sutro Biopharma, Inc. (a)	267,926
104,964	Travere Therapeutics, Inc. (a)	2,586,313
61,943	TScan Therapeutics, Inc. (a)	188,926
22,563	Ultragenyx Pharmaceutical, Inc. (a)	934,334
164,613	uniQure N.V. (a) (c)	3,088,140
27,149	United Therapeutics Corp. (a)	5,684,458
188,952	Vectivbio Holding AG (a)	1,133,712
95,726	Vertex Pharmaceuticals, Inc. (a)	27,716,506
98,334	Xencor, Inc. (a)	2,554,717
61,733	Xenon Pharmaceuticals, Inc. (a) (c)	2,228,561
15,616	Zai Lab Ltd. ADR (a)	534,067
		267,697,788
	Health Care Equipment & Supplies (a) - 1.4%
130,000	Cercacor Laboratories, Inc. (Restricted) (b)	502,845
44,542	Guardant Health, Inc.	2,397,696
2,989	IDEXX Laboratories, Inc.	973,816
26,400	Lantheus Holdings, Inc.	1,856,712
		5,731,069

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2022

(continued)

SHARES	Health Care Providers & Services (a) - 0.6%	VALUE
8,239	Charles River Laboratories International, Inc.	$1,621,435
37,281	Contra Zogenix, Inc. CVR (b)	56,667
148,148	InnovaCare, Inc. Escrow Shares (Restricted) (b)	37,689
2,911	Medpace Holdings, Inc.	457,522
		2,173,313
	Life Sciences Tools & Services (a) - 4.5%
206,072	Adaptive Biotechnologies Corp.	1,467,233
69,125	Codexis, Inc.	418,897
82,967	Illumina, Inc.	15,829,274
		17,715,404
	Pharmaceuticals - 10.7%
34,619	Arvinas, Inc. (a)	1,540,199
268,311	AstraZeneca plc ADR	14,714,175
46,985	Bristol-Myers Squibb Co.	3,340,164
195,025	Edgewise Therapeutics, Inc. (a)	1,919,046
29,100	Endo International plc (a)	2,814
58,537	Fulcrum Therapeutics, Inc. (a)	473,564
181,244	Horizon Therapeutics plc (a)	11,217,191
52,352	Intra-Cellular Therapies, Inc. (a)	2,435,939
1,647	IQVIA Holdings, Inc. (a)	298,338
27,751	Jazz Pharmaceuticals plc (a) (d)	3,698,931
40,352	Mirati Therapeutics, Inc. (a)	2,818,184
34,880	Spectrum Pharmaceuticals, Inc. (a)	14,998
14,218	Tetraphase Pharmaceuticals, Inc. CVR (a) (b)	853
31,000	Theseus Pharmaceuticals, Inc. (a) (d)	179,800
40,620	VYNE Therapeutics, Inc. (a) (d)	9,062
		42,663,258
	TOTAL COMMON STOCKS (Cost $315,320,931)	335,980,832
	EXCHANGE TRADED FUND (d) - 1.8% of Net Assets
90,677	SPDR S&P Biotech ETF	7,192,500
	TOTAL EXCHANGE TRADED FUND (Cost $6,888,393)	7,192,500

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2022

(continued)

PRINCIPAL AMOUNT	SHORT-TERM INVESTMENTS - 8.3% of Net Assets	VALUE
$21,853,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $21,854,512, 0.83%, dated 09/30/22, due 10/03/22 (collateralized by U.S. Treasury Note 0.125%, due 07/15/24, market value $22,290,116)	$21,853,000
SHARES
11,091,542	State Street Institutional U.S. Government Money Market Fund, Institutional Class, 2.91% (e)	11,091,542
	TOTAL SHORT-TERM INVESTMENTS (Cost $32,944,542)	32,944,542
	TOTAL INVESTMENTS BEFORE MILESTONE INTERESTS - 102.6% (Cost $391,138,561)	408,389,826
INTERESTS	MILESTONE INTERESTS (Restricted) (a) (b) - 1.4% of Net Assets
	Biotechnology - 0.2%
1	Rainier Therapeutics Milestone Interest	122,224
1	Therachon Milestone Interest	535,011
		657,235
	Health Care Equipment & Supplies - 0.0%
1	Therox Milestone Interest	727
	Pharmaceuticals - 1.2%
1	Afferent Milestone Interest	116,813
1	Ethismos Research Milestone Interest	0
1	Impact Biomedicines Milestone Interest	1,195,739
1	Neurovance Milestone Interest	3,715,740
		5,028,292
	TOTAL MILESTONE INTERESTS (Cost $4,728,286)	5,686,254
	TOTAL INVESTMENTS - 104.1% (Cost $395,866,847)	414,076,080
	OTHER LIABILITIES IN EXCESS OF ASSETS - (4.1)%	(16,173,723)
	NET ASSETS - 100%	$397,902,357

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2022

(continued)

(a)  Non-income producing security.

(b)  Security fair valued using significant unobservable inputs. See Investment Valuation and Fair Value Measurements.

(c)  Foreign security.

(d)  All or portion of security on loan at September 30, 2022. See Note 1.

(e)  This security represents the investment of cash collateral received for securities lending and is a registered investment company advised by State Street Global Advisors. The rate shown is the annualized seven-day yield as of September 30, 2022.

ADR  American Depository Receipt

CVR  Contingent Value Right

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2022

ASSETS:
Investments, at value (cost $391,138,561), including $10,918,941 of securities loaned	$408,389,826
Milestone interests, at value (cost $4,728,286)	5,686,254
Total investments	414,076,080
Cash	445
Dividends and interest receivable	20,914
Securities lending income receivable	3,086
Receivable for investments sold	599,472
Prepaid expenses	25,176
Other assets (see Note 1)	189
Total assets	414,725,362
LIABILITIES:
Payable upon return of securities loaned	11,091,542
Payable for investments purchased	5,099,714
Accrued advisory fee	357,600
Accrued investor support service fees	17,774
Accrued shareholder reporting fees	29,357
Accrued other	227,018
Total liabilities	16,823,005
Commitments and Contingencies (see Notes 1 and 4)
NET ASSETS	$397,902,357
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 25,679,636 shares issued and outstanding	$256,796
Additional paid-in-capital	388,096,743
Total distributable earnings (loss)	9,548,818
Total net assets (equivalent to $15.49 per share based on 25,679,636 shares outstanding)	$397,902,357

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2022

INVESTMENT INCOME:
Dividend income (net of foreign tax of $11,829)	$2,876,433
Interest and other income	50,092
Securities lending, net	92,431
Total investment income	3,018,956
EXPENSES:
Advisory fees	4,656,417
Investor support service fees	218,806
Shareholder reporting	196,027
Legal fees	178,692
Trustees' fees and expenses	173,344
Custodian fees	132,607
Professional services fees	127,553
Administration fees	114,588
Transfer agent fees	57,161
Other (see Note 2)	153,889
Total expenses	6,009,084
Net investment loss	(2,990,128)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	25,022,346
Closed or expired option contracts written	3,821,095
Foreign currency transactions	2,417
Net realized gain	28,845,858
Net change in unrealized appreciation (depreciation) on:
Investments	(127,101,997)
Milestone interests	(1,285,621)
Option contracts written	(2,071,212)
Net change in unrealized appreciation (depreciation)	(130,458,830)
Net realized and unrealized gain (loss)	(101,612,972)
Net decrease in net assets resulting from operations	($104,603,100)

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended September 30, 2022	Year ended September 30, 2021
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($2,990,128)	($4,139,016)
Net realized gain	28,845,858	42,730,022
Change in net unrealized appreciation (depreciation)	(130,458,830)	25,939,737
Net increase (decrease) in net assets resulting from operations	(104,603,100)	64,530,743
DISTRIBUTIONS TO SHAREHOLDERS (See Note 1):	(36,750,548)	(40,864,394)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions (1,011,254 and 785,230 shares, respectively)	15,815,797	16,203,483
Total capital share transactions	15,815,797	16,203,483
Net increase (decrease) in net assets	(125,537,851)	39,869,832
NET ASSETS:
Beginning of year	523,440,208	483,570,376
End of year	$397,902,357	$523,440,208

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

FINANCIAL HIGHLIGHTS

	For the years ended September 30,
	2022	2021	2020	2019	2018
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
Net asset value per share, beginning of year	$21.22	$20.25	$16.55	$21.22	$21.62
Net investment loss (1)	(0.12)	(0.17)	(0.09)	(0.13)	(0.16)
Net realized and unrealized gain (loss)	(4.14)	2.83	5.25	(3.06)	1.39
Total increase (decrease) from investment operations	(4.26)	2.66	5.16	(3.19)	1.23
Distributions to shareholders from:
Net investment income	(0.03)	(0.42)	—	(0.13)	(0.38	)(2)
Net realized capital gains	(1.44)	(1.27)	(1.47)	(1.36)	(1.25	)(2)
Total distributions	(1.47)	(1.69)	(1.47)	(1.49)	(1.63)
Increase resulting from shares repurchased (1)	—	—	0.01	0.01	—
Net asset value per share, end of year	$15.49	$21.22	$20.25	$16.55	$21.22
Per share market value, end of year	$13.66	$20.80	$17.58	$15.10	$20.42
Total investment return at market value	(27.97%)	28.32%	27.50%	(18.86%)	3.31%
Total investment return at net asset value	(19.88%)	13.65%	34.00%	(14.38%)	6.61%
RATIOS
Net investment loss to average net assets	(0.68%)	(0.80%)	(0.47%)	(0.70%)	(0.81%)
Expenses to average net assets	1.38%	1.24%	1.22%	1.29%	1.25%
SUPPLEMENTAL DATA
Net assets at end of year (in millions)	$398	$523	$484	$384	$475
Portfolio turnover rate	41.52%	62.37%	51.27%	43.78%	37.49%

(1)  Computed using average shares outstanding.

(2)  Amount previously presented incorrectly as solely distributions from net realized capital gains has been revised to reflect the proper classification.

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(1)  Organization and Significant Accounting Policies

Tekla Life Sciences Investors (the Fund) is a Massachusetts business trust formed on February 20, 1992 and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on May 8, 1992. The Fund's investment objective is long-term capital appreciation through investment in U.S. and foreign companies in the life sciences industry (including biotechnology, pharmaceutical, diagnostics, managed healthcare and medical equipment, hospitals, healthcare information technology and services, devices and supplies), agriculture and environmental management. The Fund invests primarily in securities of public and private companies that are believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth. The Fund may invest up to 20% of its net assets in securities of foreign issuers, expected to be located primarily in Western Europe, Canada and Japan, and securities of U.S. issuers that are traded primarily in foreign markets.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America (GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after September 30, 2022, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

The market value of the Fund's investments will move up and down, sometimes rapidly and unpredictably, based upon political, regulatory, market, economic, and social conditions, as well as developments that impact specific economic sectors, industries, or segments of the market, including conditions that directly relate to the issuers of the Fund's investments, such as management performance, financial condition, and demand for the issuers' goods and services. The Fund is subject to the risk that geopolitical events will adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on global economies and markets. Likewise, natural and environmental disasters and epidemics or pandemics may be highly

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(continued)

disruptive to economies and markets. This means that the Fund may lose money on its investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern Time. The Board of Trustees of the Fund (the Trustees) has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible, corporate and government bonds are valued using a third-party pricing service. Convertible bonds are valued using this pricing service only on days when there is no sale reported. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests and other restricted securities, as well as shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, products, intended markets or technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(continued)

price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Milestone Interests

The Fund holds financial instruments which reflect the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestones will not be achieved and no payment will be received by the Fund. The milestone interests were received as part of the proceeds from the sale of seven private companies. Any payments received are treated as a reduction of the cost basis of the milestone interest with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the milestone interests provide for payments at various stages of the development of Afferent, Ethismos Research, Neurovance, Impact Biomedicines, Therachon, Rainier Therapeutics, Inc., and Therox's principal product candidate as of the date of the sale.

The following is a summary of the impact of the milestone interests on the financial statements as of and for the year ended September 30, 2022:

Statement of Assets and Liabilities, Milestone interests, at value	$5,686,254
Statement of Assets and Liabilities, Total distributable earnings	$957,968
Statement of Operations, Change in unrealized appreciation (depreciation) on Milestone interests	($1,285,621)

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(continued)

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

The Fund's obligation under an exchange traded written option or investment in an exchange traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(continued)

The average number of outstanding call options written and put options purchased for the year ended September 30, 2022 were 192 and 164, respectively.

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location		Statement of Operations Location
Equity Contracts	Assets: Investments, at value	$—	Net realized gain (loss) on investments	($42,777)
			Change in unrealized appreciation (depreciation) on investments	$633,236
	Liabilities: Options written, at value	$—	Net realized gain (loss) on closed or expired option contracts written	$3,821,095
			Change in unrealized appreciation (depreciation) on option contracts written	($2,071,212)

Other Assets

Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of investments in one private company.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended September 30, 2022 totaled $177,190,332 and $209,688,196, respectively.

Securities Lending

The Fund may lend its securities to approved borrowers to earn additional income. The Fund receives cash collateral from the borrower and the initial collateral received by the fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The Fund will invest its cash collateral in State Street Institutional U.S. Government Money Market Fund (SAHXX), which

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(continued)

is registered with the Securities and Exchange Commission (SEC) as an investment company. SAHXX invests substantially all of its assets in the State Street U.S. Government Money Market Portfolio. The Fund will receive the benefit of any gains and bear any losses generated by SAHXX with respect to the cash collateral.

The Fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the Fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of SAHXX.

Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the Fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The Fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the Fund is net of fees retained by the securities lending agent. Net income received from SAHXX is a component of securities lending income as recorded on the Statement of Operations.

Obligations to repay collateral received by the Fund are shown on the Statement of Assets and Liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of September 30, 2022, the Fund loaned securities valued at $10,918,941 and received $11,091,542 of cash collateral.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(continued)

bank. Repurchase agreement transactions are not counted for purposes of the limitations imposed on the Fund's investment in debt securities.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order, the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for quarterly distributions at a rate set by the Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distribution considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

The Fund's policy is to declare quarterly distributions in stock. The distributions are automatically paid in newly-issued full shares of the Fund unless otherwise instructed by the shareholder. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts of the Fund's transfer agent who will have whole and fractional shares added to their accounts. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares reinvested will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions. Additional distributions, if any, made to satisfy requirements of the Internal Revenue Code may be paid in stock, as described above, or in cash.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(continued)

Share Repurchase Program

In March 2022, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one-year period ending July 14, 2023. Prior to this renewal, in March 2021, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one-year period ending July 14, 2022. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the years ended September 30, 2022 and September 30, 2021, the Fund did not repurchase any shares through the repurchase program.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of September 30, 2022, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, passive foreign investment companies transactions, installment sale adjustments, foreign currency gains and losses, book to tax difference due to merger, net operating losses and partnership basis adjustments. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations. At September 30, 2022, the Fund reclassified ($261,346) from accumulated net realized loss on investment and $462,142 to undistributed net investment income, with a net impact of ($200,796) to paid in capital, for current period book/tax differences.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(continued)

The tax basis components of distributable earnings and the tax cost as of September 30, 2022 were as follows:

Cost of investments for tax purposes	$401,532,755
Gross tax unrealized appreciation	$94,023,909
Gross tax unrealized depreciation	($81,480,584)
Net tax unrealized appreciation/depreciation on investments	$12,543,325
Late-year ordinary and post-October capital loss deferrals	($2,994,507)

The Fund has designated the distributions for its taxable years ended September 30, 2022 and 2021 as follows:

Distributions paid from:	2022	2021
Ordinary income (includes short-term capital gain)	$843,058	$10,378,400
Long-term capital gain	$35,907,490	$30,485,994

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Investor Support Services

The Fund has retained Destra Capital Advisors LLC (Destra) to provide investor support services in connection with the ongoing operation of the Fund. The Fund pays Destra a fee in an annual amount equal to 0.05% of the average aggregate daily value of the Fund's Managed Assets pursuant to the investor support services agreement.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(continued)

(i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee would not exceed a rate when annualized of 1.36%.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the year ended September 30, 2022, these payments amounted to $65,401 and are included in the Other category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees or officers of the Fund who are also officers of the Adviser.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(continued)

For the year ended September 30, 2022, the total amount of transfers between Level 3 and Level 1 was $1,920,138. The two investments were transferred due to an initial public offering and the values are being supported by the market price.

The following is a summary of the levels used as of September 30, 2022 to value the Fund's investments.

Assets at Value	Level 1	Level 2	Level 3		Total
Convertible Preferreds
Biotechnology	$—	$—	$19,442,876		$19,442,876
Health Care Equipment & Supplies	—	—	1,423,015		1,423,015
Pharmaceuticals	—	—	11,406,061		11,406,061
Convertible Notes
Biotechnology	—	—	0	*	0	*
Common Stocks
Biotechnology	267,688,967	8,821	—		267,697,788
Health Care Equipment & Supplies	5,228,224	—	502,845		5,731,069
Health Care Providers & Services	2,078,957	56,667	37,689		2,173,313
Life Sciences Tools & Services	17,715,404	—	—		17,715,404
Pharmaceuticals	42,662,405	853	—		42,663,258
Exchange Traded Fund	7,192,500	—	—		7,192,500
Short-term Investment	11,091,542	21,853,000	—		32,944,542
Milestone Interests
Biotechnology	—	—	657,235		657,235
Health Care Equipment & Supplies	—	—	727		727
Pharmaceuticals	—	—	5,028,292		5,028,292
Other Assets	—	—	189		189
Total	$353,657,999	$21,919,341	$38,498,929		$414,076,269

* Represents security valued at zero.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investment in securities	Balance as of September 30, 2021	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers into (out of) Level 3	Balance as of September 30, 2022
Convertible Preferreds
Biotechnology	$14,331,285	$179,791	$6,851,800	$—	$(1,920,000)	$19,442,876
Health Care Equipment & Supplies	1,423,015	—	—	—	—	1,423,015
Pharmaceuticals	9,400,003	(3,907)	2,009,965	—	—	11,406,061

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(continued)

Investment in securities	Balance as of September 30, 2021		Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers into (out of) Level 3	Balance as of September 30, 2022
Convertible Notes
Biotechnology	$0	*	$—	$—	$—	$—	$0	*
Common Stocks
Biotechnology	138		—	—	—	(138)	—
Health Care Equipment & Supplies	1,436,662		(933,817)	—	—	—	502,845
Health Care Providers & Services	93,274		(40,671)	—	(14,914)	—	37,689
Pharmaceuticals	0		—	—	—	—	—
Milestone Interests
Biotechnology	755,683		(55,229)	—	(43,219)	—	657,235
Health Care Equipment & Supplies	1,321		(477)	—	(117)	—	727
Pharmaceuticals	6,258,207		(1,229,915)	—	—	—	5,028,292
Other Assets	6,668		—	1,014	(7,493)	—	189
	$33,706,256		($2,084,225)	$8,862,779	($65,743)	($1,920,138)	$38,498,929
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2022							($2,084,225)

* Represents security valued at zero.

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at September 30, 2022	Valuation Technique	Unobservable Input	Range (Weighted Average)
Common Stock	$502,845	Market approach	Discount for lack of marketability Revenue allocation	50.00% (50.00%) 10.00% (10.00%)
	37,689	Probability adjusted value	Probability of events Timing of events	50.00% (50.00%) 0.50-1.50 (0.99) years
Convertible Preferreds	32,271,952	Transaction price	(a)	N/A
Milestone Interests	5,686,254	Probability adjusted value	Probability of events Timing of events	25.00%-100.00% (72.98%) 0.75-14.75 (3.69) years
Other Assets	189	Probability adjusted value	Probability of events Timing of events	95.00% (95.00%) 5.75 (5.75) years
	$38,498,929

(a)  The valuation technique used as a basis to approximate fair value of these investments is based upon a transaction price or subsequent financing rounds.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(continued)

(4)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represented 10% of the Fund's net assets at September 30, 2022.

At September 30, 2022, the Fund had a commitment of $1,485,486 relating to additional investments in four private companies.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at September 30, 2022. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit		Value
Afferent Milestone Interest	07/27/16	$161,871	$116,813.00		$116,813
Amphivena Therapeutics, Inc.
Series B Cvt. Pfd	07/17/17	2,101,310	0.00	††	14
Series C Cvt. Pfd	12/10/18	808,989	0.00	††	22
Cvt. Note	08/25/21	129,996	0.00		0
Arbor Biotechnologies Series B Cvt. Pfd	10/29/21	643,318	16.57		640,000
Aristea Therapeutics, Inc. Series B Cvt. Pfd	07/27/21	1,600,004	5.51		1,600,004
Arkuda Therapeutics, Inc.
Series A Cvt. Pfd	05/16/19, 04/02/20, 07/15/21	2,403,648	1.77		1,783,811
Series B Cvt. Pfd	01/24/22	370,045	1.77		369,446
Biotheryx, Inc. Series E Cvt. Pfd	05/19/21	3,206,621	5.25		3,200,001
Cercacor Laboratories, Inc. Common	03/31/98†	0	3.87		502,845
Curasen Therapeutics, Inc. Series A Cvt. Pfd	09/18/18, 01/07/20, 10/21/21	3,606,059	0.48		3,606,059
Dynacure Series C Cvt. Pfd	04/21/20, 10/28/20	2,469,239	2.85		754,834
Endeavor Biomedicines, Inc. Series B Cvt. Pfd	01/21/22	1,401,737	4.72		1,399,998
Ethismos Research Milestone Interest	10/31/17	0	0.00		0
Fusion Pharmaceuticals, Inc. Common	09/20/22	0	2.71		8,821
HiberCell, Inc. Series B Cvt. Pfd	05/05/21	1,603,268	1.23		1,599,999
Hotspot Therapeutics, Inc.
Series B Cvt. Pfd	04/22/20, 06/17/21	3,107,213	3.24		4,186,167
Series C Cvt. Pfd	11/15/21	922,387	3.24		920,801
ImmuneID, Inc. Series A Cvt. Pfd	04/28/21	962,127	2.00		960,000
Impact Biomedicines Milestone Interest	07/20/10	0	1,195,739.00		1,195,739

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
InnovaCare, Inc. Escrow Shares Common	12/21/12†	$49,159	$0.25	$37,689
Invetx, Inc.
Series A Cvt. Pfd	08/06/20	1,551,318	0.67	2,163,865
Series B Cvt. Pfd	03/28/22	930,567	0.67	930,000
IO Light Holdings, Inc. Series A2 Cvt. Pfd	04/30/20, 05/17/21, 09/15/21†	1,394,759	3.38	1,423,015
Neurovance Milestone Interest	03/20/17	3,417,500	3,715,740.00	3,715,740
Oculis SA
Series B2, Cvt. Pfd	01/16/19, 12/23/19	990,902	10.64	1,252,371
Series C, Cvt. Pfd	04/07/21	340,203	10.64	340,203
Parthenon Therapeutics, Inc. Series A Cvt. Pfd	08/12/21	984,615	3.96	984,615
Priothera Ltd. Series A Cvt. Pfd	10/07/20, 10/19/21	1,779,800	9.80	1,494,910
Quell Therapeutics, Series B Cvt. Pfd	11/29/21, 03/23/22	1,391,039	1.89	1,381,819
Rainier Therapeutics Milestone Interest	09/28/21	126,278	122,224.00	122,224
ReCode Therapeutics Series B Cvt. Pfd	10/12/21, 02/16/22	1,285,531	9.23	1,279,998
Therachon Milestone Interest	07/01/19	1,017,671	535,011.00	535,011
Therox Milestone Interest	06/18/19	4,966	727.00	727
		$40,762,140		$38,507,561

  (#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

  †  Carrying Interest received as part of a corporate action for a previously owned security.

  ††  Carrying value per unit is greater than $0.00 but less than $0.01.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Tekla Life Sciences Investors:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Tekla Life Sciences Investors (the "Fund"), including the schedule of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 21, 2022

We have served as the auditor of one or more Tekla investment companies since 2004.

TEKLA LIFE SCIENCES INVESTORS

TRUSTEES

Name, Address[1], Date of Birth, Length of Time Served, Principal Occupation(s) During Past 5 Years and Other Directorship Held	Position(s) Held with Fund, Term of Office[2]	Number of Portfolios in Fund Complex Overseen by Trustee
Jeffrey A. Bailey, Born: 4/1962	Trustee since 2020	4
CEO, IlluminOss Inc. (2018-2020); Board Chairman, Aileron Therapeutics Inc. (since 2018); Director, Madison Vaccines, Inc. (since 2018); Director, BioDelivery Systems, Inc. (since 2020).
Kathleen L. Goetz, Born: 4/1966	Trustee since 2021	4
Independent Consultant (since 2020); Novartis Pharmaceuticals: Vice President and Head of Sales (2017-2019); Executive Director of Strategic Account Management (2015-2016).
Rakesh K. Jain, Ph.D., Born: 12/1950	Trustee since 2007	4

Director, Steele Lab of Tumor Biology at Massachusetts General Hospital (since 1991); A.W. Cook Professor of Tumor Biology (Radiation Oncology) at Harvard Medical School (since 1991); Ad hoc Consultant/Scientific Advisory Board Member for pharmaceutical/biotech companies (various times since 2002); Ad hoc Consultant, Gershon Lehman Group (since 2004); Director, Co-Founder, XTuit Pharmaceuticals, Inc. (2012-2018).

Thomas M. Kent, CPA, Born: 6/1953	Trustee since 2017	4
Director, Principal Global Investors Trust Co. (since 2014); Trustee, Thayer Academy (2009-2018); Director, New England Canada Business Council (since 2017).
W. Mark Watson, CPA, Born 7/1950	Trustee since 2022	4

Director, BioDelivery Sciences International, Inc. (2017-2022); Director, Inhibitor Therapeutics, Inc. (since 2014); Director, Global Health MCS, (since 2014); Director, Sykes Enterprises, Inc. (2018-2021); Director, The Moffitt Cancer Center (since 2009).

INTERESTED TRUSTEE

Daniel R. Omstead, Ph.D.[3]., Born: 7/1953	President since 2001, Trustee since 2003	4

President of the Fund (since 2001), Tekla Healthcare Investors (HQH) (since 2001), Tekla Healthcare Opportunities Fund (THQ) (since 2014), Tekla World Healthcare Fund (THW) (since 2015); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (since 2002); Director: Hotspot Therapeutics, Inc. (since 2021); IlluminOss Medical, Inc. (2011-2020); Dynex Corporation (2011-2017); Neurovance, Inc. (2015-2017); EBI Life Sciences, Inc. (2015-2017); Euthymics Biosciences, Inc. (2015-2017); Veniti, Inc. (2015-2018); Joslin Diabetes Center (2016-2019); Decipher Biosciences Inc. (2016-2018).

1  The Address for each Trustee is: c/o Tekla Life Sciences Investors, 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110, 617-772-8500.

2  Each Trustee currently is serving a three year term.

3  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), through position or affiliation with the Adviser.

TEKLA LIFE SCIENCES INVESTORS

OFFICERS

Name, Address[1], Date of Birth, Principal Occupation(s) During Past 5 Years	Position(s) Held with Fund, Term of Office[2] and Length of Time Served
Daniel R. Omstead, Ph.D., Born: 7/1953	President since 2001
President of the Fund, HQH (since 2001), THQ (since 2014), THW (since 2015); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (since 2002).
Laura Woodward, CPA, Born: 11/1968	Chief Compliance Officer, Secretary and Treasurer since 2009

Chief Compliance Officer, Secretary and Treasurer, of the Fund, HQH (since 2009), THQ (since 2014) and THW (since 2015); Chief Compliance Officer and Vice President of Fund Administration, Tekla Capital Management LLC (since 2009).

1  The Address for each officer is: c/o Tekla Life Sciences Investors; 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110, 617-772-8500.

2  Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available without charge, upon request by calling (617) 772-8500 or writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110.

TEKLA LIFE SCIENCES INVESTORS

ANNUAL MEETING REPORT: An Annual Meeting of Shareholders was held on June 9, 2022. Shareholders voted to elect Trustees of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified. The following votes were cast with respect to each of the nominees:

	For	Withheld
Rakesh K. Jain, Ph.D.	19,143,426	660,571
Thomas M. Kent, CPA	19,174,881	629,116

Rakesh K. Jain, Ph.D. and Thomas M. Kent, CPA were elected to serve until the 2025 Annual Meeting.

Trustees serving until the 2023 Annual Meeting are Katheen L. Goetz, and W. Mark Watson, CPA.

Trustees serving until the 2024 Annual Meeting are Jeffrey A. Bailey and Daniel Omstead, Ph.D.

Shareholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2022 by the following votes:

For	Against/ Withheld	Abstain
19,182,792	455,520	165,685

Shareholders opposed a shareholder proposal regarding annual terms of trustees by the following votes:

For	Against	Abstain	Non-Votes
3,509,194	4,980,461	508,301	10,806,041

FOR MORE INFORMATION: A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110; (iii) on the Fund's website at www.teklacap.com; and (iv) on the SEC's website at www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed with the SEC on Form N-PORT. This Schedule of Investments will also be available on the Fund's website at www.teklacap.com, or the SEC's website at www.sec.gov.

TEKLA LIFE SCIENCES INVESTORS

You can find information regarding the Fund at the Fund's website, www.teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing, distributions, press releases and links to the Fund's SEC filings. The Fund currently publishes and distributes quarterly fact cards, which include performance, portfolio holdings and sector information for each fiscal quarter. These fact cards will be available on the Fund's website and by request from the Fund's marketing and investor support services agent, Destra Capital Advisors LLC, at 1-877-855-3434.

FEDERAL TAX INFORMATION (unaudited): Certain information for the Fund is required to be provided to shareholders based on the Fund's income and distributions for the taxable year ended December 31, 2022. In February 2023, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends and capital gains and return of capital distributed during the calendar year 2022. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

For corporate shareholders, 100% of ordinary income dividends paid by the Fund qualified for the dividends received deduction during the year ended September 30, 2022.

Under Section 854(b)(2) of the Code, the Fund designated $2,877,031 as qualified dividends for the year ended September 30, 2022.

DISTRIBUTION POLICY: The Fund has a fixed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM: In March 2022, the Trustees reauthorized the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period ending July 14, 2023.

PORTFOLIO MANAGEMENT: Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A., Ph.D., Ashton L. Wilson, Christopher Abbott, Robert Benson, Richard Goss, Loretta Tse, Ph.D., Jack Liu, M.B.A., Ph.D., Christopher Seitz, M.B.A., Graham Attipoe, M.B.A., M.D. and Kelly Girskis, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

TEKLA LIFE SCIENCES INVESTORS

INVESTMENT OBJECTIVE, POLICIES AND
RISK FACTORS

The following information in this annual report is a summary of certain information about the Fund and changes since September 30, 2021. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Investment Objective and Policies

There have been no changes in the Fund's investment objective and policies since September 30, 2021 that have not been approved by shareholders.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity and related securities (including securities subject to legal or contractual restrictions on resale) of U.S. and foreign companies principally engaged in the development, production or distribution of products or services related to scientific advances in life sciences (including biotechnology, pharmaceuticals, diagnostics, managed healthcare and medical equipment, hospitals, healthcare information technology and services, devices, supplies and other healthcare-related subsectors), agriculture and environmental management ("Life Sciences Companies").

In an effort to achieve its investment objective, the Fund will invest primarily in securities of U.S. and foreign companies that are generally believed by the Investment Adviser to have significant potential for above-average, long-term growth in revenues and earnings. The Investment Adviser expects that such companies generally will possess some or all of the following characteristics, in the Investment Adviser's judgment: current or anticipated strong market position for their services or products, experienced business management, recognized technological expertise and the ability either to generate funds internally to finance growth or to secure outside sources of capital. For companies with earnings, the Investment Adviser generally will attempt to invest in securities that sell at price-earnings ratios or at multiples of underlying asset or potential values which, have upside potential.

The Fund may invest in securities of emerging growth Life Sciences Companies which may offer limited products or services or which are at the research and development stage with no marketable or approved products or technologies. The Fund also may invest in securities of large, well-known companies with existing products in the life sciences industries that are believed by the Investment Adviser to be undervalued in relation to their long-term growth potential

TEKLA LIFE SCIENCES INVESTORS

INVESTMENT OBJECTIVE, POLICIES AND
RISK FACTORS

(continued)

or asset value. The Fund also may invest up to 40% of its net assets in venture capital and other securities that are subject to legal or contractual restrictions on resale ("Restricted Securities"). The Fund also may invest up to 20% of its net assets in securities of foreign issuers, expected to be located primarily in Western Europe, Canada and Japan, and securities of U.S. issuers traded in foreign markets ("Foreign Securities"). The Fund may buy and sell currencies for the purpose of settlement of transactions in Foreign Securities. Under normal market conditions, the Fund expects to invest at least 80% of its net assets in securities of Life Sciences Companies. This policy may not be changed without 60 days' prior notice to the Fund's shareholders (the "Shareholders"). The Fund is required, except for temporary defensive purposes, to invest at least 25% of its net assets in such companies. For purposes of satisfying the foregoing requirements, a company will be deemed to be a Life Sciences Company if, at the time the Fund makes an investment therein, 50% or more of such company's sales, earnings efforts or assets arise from or are dedicated to, or are expected to arise from or be dedicated to, the application of scientific advances related to healthcare, agriculture or environmental management, as the case may be. Determinations as to whether a company is a Life Sciences Company will be made by the Investment Adviser in its discretion.

The equity and related securities in which the Fund may invest consist of common stock of Life Sciences Companies and, to a lesser extent, of preferred stock, convertible debt, limited partnership interests and warrants or other rights to acquire common or preferred stocks of such companies. The Fund's investments in venture capital opportunities, which are considered Restricted Securities, will be made primarily in convertible preferred stock. The Fund may also purchase non-convertible debt securities in connection with its venture capital investments, and otherwise when the Investment Adviser believes that such investments would be consistent with the Fund's investment objective. While these debt investments typically will not be rated, the Investment Adviser believes that, in light of the risk characteristics associated with investments in emerging growth companies (see "Risk Factors"), if such investments were to be compared with investments rated by S&P or Moody's, they may be rated as low as "C" in the rating categories established by S&P and Moody's. Such securities are commonly referred to as "junk bonds" and are considered, on balance, as predominantly speculative.

TEKLA LIFE SCIENCES INVESTORS

INVESTMENT OBJECTIVE, POLICIES AND
RISK FACTORS

(continued)

Put or Call Options

The Fund may purchase and sell (or write) put or call options on any security in which it is permitted to invest or on any index of securities or other index the change in value of which has a high degree of correlation with the changes in value of the Fund's portfolio securities, and may purchase and sell (or write) on a covered basis financial futures contracts and options on such futures.

Changes to Risk Factors During the Prior Fiscal Year

There have been no material changes to the Fund's Risk Factors since September 30, 2021.

Risk Factors

Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Investors should consider the following Risk Factors and special considerations associated with investing in the Fund's shares.

Portfolio Market Risk. As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition. As a result, the value of an investment in the Fund's shares will fluctuate with the market. You could lose some or all of your investment over short or long periods of time.

Political and economic news can influence market-wide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares.

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Instability in the financial markets has led the U.S. government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and foreign governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural/environmental disasters, pandemics, epidemics, cyber-attacks, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. A disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and/or the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the shares. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the shares or the NAV of the Fund.

Social, political, economic and other conditions and events, such as natural/environmental disasters, health emergencies (e.g., epidemics and pandemics), cyber-attacks, terrorism, conflicts and social unrest, may occur and could significantly impact issuers, industries, governments and other systems, reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Investment Adviser's investment advisory activities and services of other service providers, which in turn could adversely affect the Fund's investments and other operations. These types of events

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quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, such as the recent COVID-19 outbreak, persists for an extended period of time. The value of the Fund's investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Investment Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf the Fund.

Security Market Risk—Discount to NAV. Market price risk is a risk separate and distinct from the risk that the Fund's NAV will decrease. The Fund's shares have traded in the market below NAV per share (a discount), at NAV per share and above NAV per share (premium) since the commencement of the Fund's operations. There can be no assurance that the Fund's shares will trade at a premium in the future or that any such premium will be sustainable. The Fund cannot predict whether the shares will trade in the future at, above or below their NAV.

Non-Diversification Risk. The Fund is non-diversified, meaning that the Fund is permitted to invest more of its assets in fewer issuers than "diversified" funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Selection Risk. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of Life Sciences Companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

Concentration in the Life Sciences Industries. Under normal market conditions, the Fund expects to invest at least 80% of its net assets in securities of Life Sciences Companies. This policy may not be changed without 60 days' prior written notice to Shareholders. The Fund will not have less than 25% of its net assets invested in Life Sciences Companies. As a result, the Fund's portfolio may be more sensitive to, and possibly more adversely affected by, regulatory, economic or political factors or trends relating to the life sciences industries than a portfolio of companies representing a larger number of

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industries. As a result of its concentration policy, the Fund's investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of investments.

Life Sciences Companies have in the past been characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company's revenue, obsolete. Obtaining governmental approval from agencies such as the Food and Drug Administration (the "FDA"), U.S. Department of Agriculture and other U.S. and non U.S. governmental agencies for new products can be lengthy, expensive and uncertain as to outcome. Such delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as the Fund. In addition, governmental agencies may, for a variety of reasons, restrict the release of certain innovative technologies of commercial significance, such as genetically altered material. These various factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular life sciences industries.

Intense competition exists within and among certain life sciences industries, including competition to obtain and sustain proprietary technology protection. Life Sciences Companies can be highly dependent on the strength of patents, trademarks and other intellectual property rights for maintenance of profit margins and market share. The complex nature of the technologies involved can lead to patent disputes, including litigation that could result in a company losing an exclusive right to a patent. Competitors of Life Sciences Companies may have substantially greater financial resources, more extensive development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel. Such competitors may succeed in developing technologies and products that are more effective or less costly than any that may be developed by Life Sciences Companies in which the Fund invests and may also prove to be more successful in production and marketing. Competition may increase further as a result of potential advances in health services and medical technology and greater availability of capital for investment in these fields.

With respect to healthcare, cost containment measures already implemented by national governments, state or provincial governments, international

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organizations and the private sector have adversely affected certain sectors of these industries. Increased emphasis on managed care in the United States may put pressure on the price and usage of products sold by life sciences companies in which the Fund may invest and may adversely affect the sales and revenues of life sciences companies.

Product development efforts by Life Sciences Companies may not result in commercial products for many reasons, including, but not limited to, failure to achieve acceptable clinical trial results, limited effectiveness in treating the specified condition or illness, harmful side effects, failure to obtain regulatory approval, and high manufacturing costs. Even after a product is commercially released, governmental agencies may require additional clinical trials or change the labeling requirements for products if additional product side effects are identified, which could have a material adverse effect on the market price of the securities of those Life Sciences Companies.

Certain Life Sciences Companies in which the Fund may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceuticals, medical devices or other products. There can be no assurance that a product liability claim would not have a material adverse effect on the business, financial condition or securities prices of a company in which the Fund has invested.

All of these factors as well as others may cause the value of the Fund's shares to fluctuate significantly over relatively short periods of time.

Risks Associated with Regulatory and Policy Changes. At any time after the date hereof, U.S. and non-U.S. governmental agencies and other regulators may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulations and laws impact the investment strategies, performance, cost and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are taxed. In particular, changes to U.S. healthcare policy could affect the Fund and its investments. The affordability of healthcare in the U.S. will remain a topic of debate, and proposals, laws and regulations to reduce the costs of healthcare products and services could adversely impact healthcare companies that the Fund invests in.

Investment in Emerging Growth Companies. The Fund may invest in equity securities of emerging growth Life Sciences Companies. While these

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securities offer the opportunity for significant capital gains, such investments also involve a degree of risk that can result in substantial losses. There can be no assurance that securities of start-up or emerging growth companies will, in the future, yield returns commensurate with their associated risks.

Liquidity of Portfolio Investments. The Fund may invest in securities that are traded in the over-the-counter markets or on regional stock exchanges where the low trading volume of a particular security may result in abrupt and erratic price movements or that are not traded in any market. An investment in such securities may have limited liquidity, and the Fund may find it necessary to sell at a discount from recent prices or to sell over extended periods of time when disposing of such securities. In addition, the Fund may invest up to 40% of its net assets in Restricted Securities, which by their terms are illiquid. In many cases, Restricted Securities in which the Fund may invest cannot be sold except in a public offering registered under the Securities Act of 1933, as amended, pursuant to an exemption from the Securities Act or in compliance with applicable Securities and Exchange Commission regulations.

Venture Capital Investments Risk. The Fund may occasionally invest in venture capital opportunities. While these securities offer the opportunity for significant capital gains, such investments also involve a degree of risk that can result in substantial losses. Some of the venture capital opportunities in which the Fund may invest are expected to be companies that are in a "start-up" stage of development, have little or no operating history, operate at a loss or with substantial variations in operating results from period to period, have limited products, markets, financial resources or management depth, or have the need for substantial additional "follow-on" capital to support expansion or to achieve or maintain a competitive position. Such additional investments may dilute the interests of prior investors, such as the Fund. Some of these companies may be emerging companies at the research and development stage with no marketable or approved products or technology. There can be no assurance that securities of start-up or emerging growth companies will, in the future, yield returns commensurate with their associated risks.

These investments, which are considered Restricted Securities, will be made primarily in convertible preferred stock. The Fund may also purchase non-convertible debt securities in connection with its venture capital investments, and otherwise when the Investment Adviser believes that such investments would be consistent with the Fund's investment objective. While these debt

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investments typically will not be rated, the Investment Adviser believes that, in light of the risk characteristics associated with investments in emerging growth companies, if such investments were to be compared with investments rated by S&P or Moody's, they may be rated as low as "C" in the rating categories established by S&P and Moody's. Such securities are commonly referred to as "junk bonds" and are considered, on balance, as predominantly speculative.

Restricted Securities and Valuation Risk. Some of the Fund's investments are subject to restrictions on resale and generally have no established trading market or are otherwise illiquid with little or no trading activity. The valuation process requires an analysis of various factors. The Fund's fair value methodology includes the examination of, among other things, (i) the existence of any contractual restrictions on the disposition of the securities; (ii) information obtained from the issuer which may include an analysis of the company's financial statements, the company's products or intended markets, or the company's technologies; and (iii) the price of a security sold at arm's length in an issuer's subsequent completed round of financing. As there is typically no readily available market value for some of the Restricted Securities in the Fund's portfolio, such Restricted Securities in the Fund's portfolio are valued at fair value as determined in good faith by or under the direction of the Board pursuant to the Fund's valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments determined in good faith by the Board may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment, while employing a consistently applied valuation process for the types of investments the Fund makes.

Foreign Securities Risk. The Fund may invest up to 20% of its net assets in Foreign Securities. Foreign Securities involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign Securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the

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U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to Shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries. Adverse diplomatic developments may include the imposition of economic or trade sanctions or other measures by the U.S. or other governments and supranational organizations or changes in trade policies. These developments may, among other things, limit the ability of the Fund to invest in certain securities require the disposition of an investment.

Key Personnel Risk. There may be only a limited number of securities professionals who have comparable experience to that of the Fund's existing portfolio management team in the area of Healthcare Companies. If one or more of the team members dies, resigns, retires or is otherwise unable to act on

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behalf of the Investment Adviser, there can be no assurance that a suitable replacement could be found immediately.

Concentration of Investments. The Fund may from time to time concentrate its investments in a few issuers and take large positions in those issuers. As a result, the Fund may be subject to a greater risk of loss than an investment company that diversifies its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's NAV reflecting fluctuation in the value of its large holdings. The Fund may make investments in any company with the objective of controlling or influencing the management and policies of that company. Investing for the purpose of controlling or influencing the management and policies of a company could potentially make the Fund less diversified and more susceptible to declines in the value of the company's stock. The Investment Adviser may seek a control position in private venture capital investments where the Investment Adviser believes its knowledge and experience will be of significant benefit to the invested company and, therefore, to the Fund's investment. The Investment Adviser expects to seek control in public companies only occasionally and most often in companies with a small capitalization.

Anti-Takeover Provisions Risk. The Fund's Declaration of Trust ("Declaration of Trust"), dated February 20, 1992, as amended, has provisions that could have the effect of limiting the ability of other entities or persons to (1) acquire control of the Fund, (2) cause it to engage in certain transactions, or (3) modify its structure. The By-Laws also contain provisions regarding qualifications for nominees for Trustee positions, advance notice of Shareholder proposals, and requirements for the call of special Shareholder meetings. These provisions may be considered "anti-takeover" provisions.

Related Party Transactions Risk. The majority of the Board is unaffiliated with the Investment Adviser; nevertheless, the Fund may be subject to certain potential conflicts of interest. Although the Fund has no obligation to do so, it may place brokerage orders with brokers who provide supplemental investment research and market and statistical information about Life Sciences Companies and the life sciences industries. In addition, other investment companies advised by the Investment Adviser may concurrently invest with the Fund in Restricted Securities under certain conditions. The Fund also may invest, subject to applicable law, in companies in which the principals of the Investment Adviser or Trustees of the Fund have invested, or for which they serve as directors

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or executive officers. The Investment Company Act prohibits the Fund from engaging in certain transactions involving its "affiliates," including, among others, the Fund's Trustees, officers and employees, the Investment Adviser and any "affiliates" of such affiliates except pursuant to an exemptive order or the provisions of certain rules under the Investment Company Act. In the view of the staff of the Commission, other investment companies advised by the Investment Adviser may, in some instances, be viewed to be affiliates of the Fund. Such legal restrictions and delays and costs involved in obtaining necessary regulatory approvals may preclude or discourage the Fund from making certain investments and no assurance can be given that any exemptive order sought by the Fund will be granted.

The Investment Adviser's investment team is responsible for managing the Fund as well as three other closed-end investment companies. In the future, the investment team may manage other funds and accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. In the future, a portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds or accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

Special Purpose Acquisition Company Risk. The Fund may invest in SPACs. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Certain SPACs may seek acquisitions only in limited industries or regions. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity's shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale.

TEKLA LIFE SCIENCES INVESTORS

New York Stock Exchange Symbol: HQL
NAV Symbol: XHQLX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Jeffrey A. Bailey
Kathleen L. Goetz
Rakesh K. Jain, Ph.D.
Thomas M. Kent, CPA
Daniel R. Omstead, Ph.D.
W. Mark Watson, CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

617-772-8500

Item 2. CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	No disclosures are required by this Item.

(c)	During the period covered by this report, the Registrant did not make any substantive amendment to the code of ethics.

(d)	During the period covered by this report, the Registrant did not grant any waiver, including any implicit waiver, from any provision of the code of ethics.

(e)	Not applicable.

(f)	A copy of the Registrant’s code is filed as Exhibit 1 to this Form N-CSR. Copies of the Code will also be made available, free of charge, upon request, by writing or calling Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110, 617-772-8500.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert is Thomas M. Kent. He is “independent” for the purposes of Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $115,180 for the fiscal year ended September 30, 2022 and $105,770 for the fiscal year ended September 30, 2021.

(b)	Audit Related Fees. The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,670 for the fiscal year ended September 30, 2022 and $6,180 for the fiscal year ended September 30, 2021. The nature of the services comprising the fees disclosed under this category was tax compliance.

(d)	All Other Fees. The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1) Pre-approval Policies and Procedures.

Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services related directly to the operations and financial reporting of the Registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence. The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate is for services with an estimated budget of less than $15,000.

(2)       None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All services described in paragraphs (b) though (d) of the NCSR were approved in advance by the Audit Committee of each Fund.

(f)	Not applicable.

(g)	None.

(h)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act (15 U.S.C. 78c(a)(58)(A)). The members of the Audit Committee are Kathleen L. Goetz, Thomas M. Kent and W. Mark Watson.

ITEM 6. INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted the following proxy voting policies and procedures.

PROXY VOTING POLICIES AND PROCEDURES

Policy

The following are the policies and procedures adopted and implemented by Tekla Capital Management LLC (“TCM”) for voting proxies with respect to portfolio securities held by Tekla Healthcare Investors, Tekla Life Sciences Investors, Tekla Healthcare Opportunities Fund and Tekla World Healthcare Fund (each a “Fund” and collectively the “Funds”). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds’ shareholders, in accordance with TCM’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Investment Advisers Act”). TCM considers the “best interests” of the Funds and their shareholders to mean their best long-term economic interests.

TCM shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to TCM’s performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of TCM, TCM’s Chief Compliance Officer (“CCO”), and the analyst responsible for oversight of the company that is the subject of the proxy. The committee considers proxy questions and determines the vote on behalf of the Funds.

Procedures

Logistics

TCM’s CCO shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

●	the name of the issuer;

●	the exchange ticker symbol, if available;

●	the CUSIP number, if available;

●	the shareholder meeting date;

●	a brief identification of the matter voted on;

●	whether the matter was proposed by the issuer or a security holder;

●	whether TCM cast its vote on the matter;

●	how TCM cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

●	whether TCM cast its vote for or against management;

TCM’s CCO shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

Substantive Voting Decisions

TCM’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and TCM’s standard considerations when determining how to vote such proxies.

Routine Matters/Corporate Administrative Items. After an initial review, TCM generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

Potential for Major Economic Impact. TCM may review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. TCM may review and consider corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Special Interest Issues. TCM may consider: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of TCM to vote proxies for the greatest long-term shareholder value.

Limitations on Director Tenure and Retirement. TCM may consider: (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board’s stability and continuity.

Directors’ Minimum Stock Ownership. TCM may consider: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O Indemnification and Liability Protection. TCM may consider: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence);and (iv) providing expanded coverage in cases when a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

Director Nominations in Contested Elections. TCM may consider: (i) long-term financial performance of the issuer relative to its industry; (ii) management’s track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

Cumulative Voting. TCM may consider: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

Classified Boards. TCM may consider: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

Poison Pills. TCM may consider: (i) TCM’s position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

Fair Price Provisions. TCM may consider: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Equal Access. TCM may consider: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

Charitable Contributions. TCM may consider: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer’s resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

Stock Authorizations: TCM may consider: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

Preferred Stock. TCM may consider: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

Director Compensation. TCM may consider: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

Golden and Tin Parachutes. TCM may consider: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

Compensation. TCM may consider: (i) Whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent consultants; (iii) whether the compensation committee has lapsed or waived equity vesting restrictions; and (iv) whether the company has adopted or extended a Golden Parachute without shareholder approval. TCM will generally support annual advisory votes on executive compensation.

Limitations

TCM may abstain from voting a proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. TCM may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings. With respect to certain privately held companies, TCM may not have the opportunity to vote or may have a limitation on its ability to vote. For example, in certain cases a company may be permitted by its charter or other governing documents to take action without a shareholder meeting and with written consent of fewer than all shareholders.

Conflicts of Interest

The Proxy Committee identifies any potential conflicts of interest. Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Funds’ counsel. Where conflicts of interest arise between clients and TCM, TCM may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that TCM has a conflict of interest in any instance, TCM’s CCO shall disclose the conflict to the Board and seek voting instructions.

TCM may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that TCM may use to assist in voting proxies.

Disclosure

The following disclosure shall be provided in connection with these policies and procedures:

●	TCM shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

●	TCM shall make available to the Funds its proxy voting records, for inclusion on the Funds’ Form N-PX.

●	TCM shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

●	TCM shall cause the Funds’ shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds’ website, (if the Funds choose); and (iii) on the SEC’s website.

●	TCM shall cause the Funds’ annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds’ website, or both; and (ii) on the SEC’s website.

Recordkeeping

TCM shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser’s decision on how to vote the proxy. TCM shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser’s written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by TCM. All such records shall be maintained for a period of five years in an easily accessible place, the first two years in the offices of TCM.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) As of December 7, 2022, Daniel R. Omstead, Ph.D., Jason Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A., Ph.D., Ashton Wilson, Christopher Abbott, Robert Benson, Richard Goss, Loretta Tse, Ph.D., Jack Liu, M.B.A., Ph.D., Christopher Seitz, M.B.A., Graham Attipoe, M.B.A, M.D., and Kelly Girskis, Ph.D. are members of a team that analyzes investments on behalf of the Registrant. Dr. Omstead exercises ultimate decision making authority with respect to investments. Dr. Omstead also performs other duties including management of the investment adviser and makes investments on behalf of Tekla Healthcare Investors (“HQH”), Tekla Healthcare Opportunities Fund (“THQ”) and Tekla World Healthcare Fund (“THW”). The date each team member joined the portfolio management team and each team member’s business experience for at least the last five years is included below.

Daniel R. Omstead, Ph.D. is President and Chief Executive Officer of the investment adviser and has been employed by the investment adviser of the Registrant since 2000. He is also President of the Registrant, HQH, THQ and THW.

Jason Akus, M.D./M.B.A. is Senior Vice President, Research of the investment adviser and is responsible for investment research and due diligence in the biotechnology, medical device, and diagnostic areas. Dr. Akus joined the investment adviser of the Registrant in 2001.

Timothy Gasperoni, M.B.A., Ph.D. is Senior Vice President, Research of the investment adviser. He was previously a Senior Analyst and Founding Member of Sabby Capital.  He joined TCM in 2015.

Ashton Wilson is Senior Vice President of the investment adviser. He was previously a Vice President in equity derivative trading at Goldman Sachs and Co. and was an equity derivative trader at Bank of America Merrill Lynch. He joined TCM in 2018.

Christopher Abbott is Vice President, Research of the investment adviser. Previously, Mr. Abbott was at Leerink Partners where he was a Vice President on the Equity Research Team. He joined TCM in 2016.

Robert Benson is Vice President of the investment adviser. Previously, Mr. Benson was at State Street Global Advisors (SSgA) where he performed quantitative research for asset allocation, equities, and alternatives teams. He joined TCM in 2016.

Loretta Tse, Ph.D. is Vice President of the investment adviser. She previously ran a biotech consulting business and worked at various venture funds and start-up companies and was Managing Director at Fred Hutchinson Cancer Research Center. She joined TCM in 2015.

Richard Goss is Senior Analyst of the investment adviser. Previously, Mr. Goss was at Leerink Partners where he was a Vice President on the Large Pharma and Biotech Equity Research Teams and a Healthcare Analyst at Datamonitor. He joined TCM in 2018.

Jack Liu, M.B.A., Ph.D. is Senior Analyst of the investment adviser. He was previously a Research Analyst at Weatherbie Capital. He joined TCM in 2019.

Christopher Seitz, M.B.A. is Senior Analyst of the investment adviser. Previously, Mr. Seitz was a Healthcare Analyst Intern at Nantahala Capital Management and an Associate at Excel Venture Management. He joined TCM in 2021.

Graham Attipoe, M.B.A., M.D. is Analyst of the investment adviser. Previously, Dr. Attipoe was a Research Analyst for Eagle Health Investments LP and a M.B.A. Summer Consultant for the Boston Consulting Group. He joined TCM in 2022.

Kelly Girskis, Ph.D. is Analyst of the investment adviser. Previously, Dr. Girskis was an Equity Research Associate at SVB Leerink. She joined TCM in 2021.

  (a) (2)     The following table lists the number and types of other accounts and assets under management in those accounts advised by the Registrant’s portfolio management team as of the end of the Registrant’s fiscal year.

	REGISTERED
	INVESTMENT
PORTFOLIO	COMPANY	ASSETS	POOLED	ASSETS	OTHER	ASSETS
MANAGER	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED
Daniel R. Omstead	3	$2,551 million	0	0	0	0
Jason Akus	3	$2,551 million	0	0	0	0
Timothy Gasperoni	3	$2,551 million	0	0	0	0
Ashton Wilson	3	$2,551 million	0	0	0	0
Christopher Abbott	3	$2,551 million	0	0	0	0
Robert Benson	3	$2,551 million	0	0	0	0
Loretta Tse	3	$2,551 million	0	0	0	0
Richard Goss	3	$2,551 million	0	0	0	0
Jack Liu	3	$2,551 million	0	0	0	0
Christopher Seitz	3	$2,551 million	0	0	0	0
Graham Attipoe	3	$2,551 million	0	0	0	0
Kelly Girskis	3	$2,551 million	0	0	0	0

None of the funds or other accounts are subject to a performance-based advisory fee.

Each member of the portfolio management team may perform investment management services for other accounts similar to those provided to the Registrant and the investment action for each account may differ. The portfolio management team may discover an investment opportunity that may be suitable for more than one account. However, the investment opportunity may be limited so that all accounts may not be able to fully participate or an investment opportunity or investment allocation may be allocated to just one account or may be allocated between accounts at different levels based on an investment decision made by the investment team.  The investment team may subsequently make investment decisions that result in investment levels that make the accounts more differentiated or, conversely, more closely or completely aligned.  Such investment decisions may occur within a day or two.  In addition, the investment adviser may receive different compensation from each account. In that case, the portfolio management team may have an incentive to direct investments to an account that could result in higher fees for the investment adviser. The registrant has adopted procedures designed to allocate investments fairly across multiple accounts.

Additionally, a portfolio manager may be perceived to have a conflict of interest if he has other executive management responsibilities. In addition to managing the Registrant, HQH, THQ and THW, Dr. Omstead is the President of the investment adviser of the Registrant. Dr. Omstead periodically discusses the amount of time he allocates to each of his responsibilities with the Registrant’s Board of Trustees.

The portfolio management team’s management of personal accounts may also present certain conflicts of interest. The Registrant has adopted a code of ethics designed to address these potential conflicts.

(a) (3)    As of September 30, 2022, portfolio manager compensation is comprised of a base salary and discretionary compensation as described below.

Base Salary Compensation. The team members receive a base salary compensation linked to individual experience and responsibilities. The amount of base salary is reviewed annually.

Discretionary Compensation. Discretionary Compensation is in the form of a cash bonus, paid annually, which may be 50% or more of the team member’s base salary. Several factors affect discretionary compensation, which can vary by team member and circumstances. The discretionary compensation component is determined based on factors including investment performance of accounts managed by the team predominantly relative to the S&P 500 Index and a blended consideration of appropriate healthcare indicies and related performance metrics during the Fund’s fiscal year, performance of specific investments proposed by the individual, financial performance of the investment adviser and a qualitative assessment of the individual overall contribution to the investment team and to the investment adviser. Discretionary compensation is evaluated annually after the completion of the Registrant’s fiscal year.

(a) (4)    As of September 30, 2022, the dollar range of Registrant’s shares beneficially owned by the portfolio managers are as follows as of the end of the Registrant’s fiscal year:

PORTFOLIO MANAGER	DOLLAR RANGE OF SHARES BENEFICIALLY OWNED
Daniel R. Omstead	over $1,000,000
Jason Akus	none
Timothy Gasperoni	none
Ashton Wilson	none
Christopher Abbott	none
Robert Benson	none
Loretta Tse	none
Richard Goss	none
Jack Liu	none
Christopher Seitz	none
Graham Attipoe	none
Kelly Girskis	none

(b) N/A.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2021 — Oct. 31, 2021)				2,935,945
Month #2 (Nov. 1, 2021 — Nov. 30, 2021)				2,935,945
Month #3 (Dec. 1, 2021 — Dec. 31, 2021)				2,935,945
Month #4 (Jan. 1, 2022 — Jan. 31, 2022)				2,935,945
Month #5 (Feb. 1, 2022 — Feb. 28, 2022)				2,935,945
Month #6 (Mar. 1, 2022 — Mar. 31, 2022)				2,935,945
Month #7 (Apr. 1, 2022 — Apr. 30, 2022)				2,935,945
Month #8 (May 1, 2022 — May 31, 2022)				2,935,945
Month #9 (June 1, 2022 — June 30, 2022)				2,935,945
Month #10 (Jul. 1, 2022 — Jul. 31, 2022)				3,050,893
Month #11 (Aug. 1, 2022 — Aug. 31, 2022)				3,050,893
Month #12 (Sep. 1, 2022— Sep. 30, 2022)				3,050,893
Total	—	—	—

(1)	On June 30, 2011, the share repurchase program was announced, which has been subsequently reviewed and approved by the Board of Trustees. On March 18, 2021, the Trustees approved the renewal of the share repurchase program, allowing the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2022. On March 17, 2022, the Trustees approved the renewal of the share repurchase program allowing the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2023.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities during the fiscal year ended September 30, 2022.

(1)	Gross income from securities lending activities	$149,748
(2)	Fees and/or compensation for securities lending activities and related services
	(a) Securities lending income paid to GSAL for services as securities lending agent	$16,302
	(b) Collateral management expenses not included in (a)	$0
	(c) Administrative fees not included in (a)	$0
	(d) Indemnification fees not included in (a)	$0
	(e) Rebate (paid to borrowers)	$41,046
	(f) Other fees not included in (a)	$0
(3)	Aggregate fees/compensation for securities lending activities	$57,348
(4)	Net income from securities lending activities	$92,400.02

(b) Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and GSAL.

ITEM 13. EXHIBITS.

(a) (1) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto (Exhibit 1).

(a) (2) Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 2 and 3).

(a) (3) Notice to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1 (Exhibit 4).

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 5).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

(Registrant)	TEKLA LIFE SCIENCES INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	12/7/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	12/7/22

* Print the name and title of each signing officer under his or her signature.